UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)—August 27, 2014

ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-32141 (Commission File Number)	98-0429991 (I.R.S. Employer Identification No.)
Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 27, 2014, Assured Guaranty Ltd. (“AGL”) made available in the Investor Information section of its website the June 30, 2014 Consolidated Financial statements of its subsidiary Assured Guaranty Re Ltd. The June 30, 2014 Consolidated Financial Statements of Assured Guaranty Re Ltd. are attached as Exhibit 99.1.

Item 7.01
Regulation FD Disclosure
On August 27, 2014, Assured Guaranty Ltd. (“AGL”) made available in the Investor Information section of its website the following materials, which can be obtained from such website at the links provided below:

• the Assured Guaranty Municipal Corp. June 30, 2014 Financial Supplement (http://assuredguaranty.com/investor-information/by-company/agm)
• the Municipal Assurance Holdings Inc. June 30, 2014 Financial Supplement (http://assuredguaranty.com/investor-information/by-company/mac)
• the Assured Guaranty Corp. June 30, 2014 Financial Supplement (http://assuredguaranty.com/investor-information/by-company/agc)
• its Fixed Income Investor Presentation for the Second Quarter of 2014 (www.assuredguaranty.com/presentations)
Item 9.01	Exhibits
(d)	Exhibits
Exhibit Number	Description
99.1	Assured Guaranty Re Ltd. June 30, 2014 Consolidated Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Guaranty Ltd.

By:	/s/ ROBERT A. BAILENSON
Name: Robert A. Bailenson Title: Chief Financial Officer
DATE: August 27, 2014

EXHIBIT INDEX

Exhibit Number	Description
99.1	Assured Guaranty Re Ltd. June 30, 2014 Consolidated Financial Statements

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